                         SUBSIDIARIES OF THE REGISTRANT

                                                                STATE OF
                                                             INCORPORATION OR
ENTITY NAME                                                    ORGANIZATION              DOING BUSINESS AS
-----------                                                    ------------              -----------------
ADULT SERVICES UNLIMITED, INC.                                      PA          Riverside Adult Day Health Care I
                                                                                Riverside Adult Day Health Care II
                                                                                Riverside Rehabilitation Center


EXTENDICARE HEALTH NETWORK, INC.                                    DE          EHN Health Network, Inc.

    The Progressive Step Corporation                                WI          None
    --------------------------------
    United Professional Services, Inc.                              WI          UHF Purchasing Services
    ----------------------------------
    Partners Health Group, LLC                                      DE          None
    --------------------------
         Partners Health Group-Florida, LLC                         DE          None

         Partners Health Group-Louisiana, LLC                       DE          None

         Partners Health Group-Texas, LLC                           DE          None


HEALTH POCONOS, INC.                                                PA          Riverside Rehabilitation II


EXTENDICARE HEALTH FACILITY HOLDINGS, INC.                          WI          None

    Arbors East, Inc.                                               OH          Arbors East Subacute & Rehabilitation
    -----------------                                                               Center

    Arbors at Toledo, Inc.                                          OH          Arbors at Clyde
    ----------------------                                                      Arbors at Toledo Subacute & Rehabilitation
                                                                                    Center
                                                                                Gardens at Clyde (f/k/a Gardens at Clyde
                                                                                    (ACLF))

    Marshall Properties, Inc.                                       OH          None
    -------------------------
         Milford Care, LLC                                          OH          Milford Gardens (f/k/a Milford Gardens
                                                                                    (ACLF))

    Extendicare Homes, Inc.                                         DE          Concordia Arms
    -----------------------                                                     Concordia Catered Living
                                                                                Concordia Retirement Community Center
                                                                                Concordia Care Center
                                                                                Ivy Court (f/k/a Coeur d'Alene Rehab &
                                                                                    Wellness Center)

                                                                STATE OF
                                                             INCORPORATION OR
ENTITY NAME                                                    ORGANIZATION              DOING BUSINESS AS
-----------                                                    ------------              -----------------
EXTENDICARE HEALTH FACILITY HOLDINGS, INC.

    Extendicare Homes, Inc                                                      LaCrosse Health & Rehabilitation Center
    ----------------------                                                      Bell Oaks Terrace
                                                                                Cypress Grove Rehabilitation Center
                                                                                Eastgate Manor Nursing & Rehabilitation
                                                                                    Center
                                                                                Emerald House
                                                                                Professional Care Rehabilitation Center
                                                                                Bon Harbor Nursing & Rehabilitation Center
                                                                                Day Break (Adult day care at Irvine)
                                                                                The Elizabethtown Nursing & Rehabilitation
                                                                                    Center
                                                                                Fordsville Nursing & Rehabilitation Center
                                                                                Highlands, The
                                                                                Irvine Health & Rehabilitation Center
                                                                                Medco Center of Bowling Green
                                                                                Medco Center of Brandenburg
                                                                                Medco Center of Campbellsville
                                                                                Medco Center of Franklin
                                                                                Medco Center of Hardinsburg
                                                                                Medco Center of Henderson
                                                                                Medco Center of Paducah
                                                                                Morganfield Nursing & Rehabilitation Center
                                                                                Pembroke Nursing & Rehabilitation Center
                                                                                Salyersville Health Care Center
                                                                                Shady Lawn Nursing Home
                                                                                Springfield Nursing & Rehabilitation Center
                                                                                Stanton Nursing Center
                                                                                Sunrise Manor Nursing & Rehabilitation Center
                                                                                Country Villa
                                                                                Galtier Health Center
                                                                                Lexington Health & Rehabilitation Center
                                                                                Park Health & Rehabilitation Center
                                                                                Richfield Health Center (Four Seasons)
                                                                                Rose of Sharon Manor
                                                                                Texas Terrace Beauty Salon
                                                                                Texas Terrace Care Center
                                                                                Trevilla of Golden Valley
                                                                                Trevilla of New Brighton
                                                                                Trevilla of Robbinsdale
                                                                                Whittier Health Center
                                                                                Catalpa Health & Rehabilitation Center
                                                                                Oak Hills Nursing Center
                                                                                Ridgewood Nursing & Rehabilitation Center

                                                                STATE OF
                                                             INCORPORATION OR
ENTITY NAME                                                    ORGANIZATION              DOING BUSINESS AS
-----------                                                    ------------              -----------------
EXTENDICARE HEALTH FACILITY HOLDINGS, INC.

    Extendicare Homes, Inc.                                                     Care Center East Health & Specialty Care
    -----------------------                                                         Center
                                                                                Clairmont Residential Care Center
                                                                                Clairmont Retirement Center
                                                                                Klamath Regional Rehabilitation Center
                                                                                Meadow Park Health & Specialty Care
                                                                                    Center
                                                                                Abington Crest Nursing & Rehabilitation
                                                                                    Center
                                                                                Bayberry Court
                                                                                Belair Health & Rehabilitation Center
                                                                                Stonebridge Health & Rehabilitation Center
                                                                                Crestview Assisted Living
                                                                                Aldercrest Health & Rehabilitation Center
                                                                                Cherrywood Place (Retirement & Assisted
                                                                                    Living)
                                                                                Edmonds Retirement Inn
                                                                                Evergreen Nursing & Rehabilitation Center
                                                                                Franklin Hills Health & Rehabilitation Center
                                                                                Gardens on University, The
                                                                                Island Health & Rehabilitation Center
                                                                                Kittitas Valley Health & Rehabilitation
                                                                                    Center
                                                                                Mission Ridge Assisted Living for
                                                                                    Independent Seniors
                                                                                Mountain View Meadows
                                                                                North Auburn Rehabilitation & Health
                                                                                    Center
                                                                                Pacific Specialty & Rehabilitative Care
                                                                                Prairie Springs Assisted Living
                                                                                Puget Sound Healthcare Center
                                                                                Riverside Nursing & Rehabilitation Center
                                                                                Twin Cities Therapy
                                                                                West Woods
                                                                                All About Life Rehabilitation Center
                                                                                American Heritage Care Center
                                                                                Cedar Gardens
                                                                                Cedar Springs Health & Rehabilitation Center
                                                                                Cornell Area Care Center
                                                                                Crest House
                                                                                Crystal House
                                                                                Crystal River Nursing & Rehabilitation
                                                                                    Center


                                                               STATE OF
                                                             INCORPORATION OR
ENTITY NAME                                                    ORGANIZATION                    DOING BUSINESS AS
-----------                                                    ------------                    -----------------

EXTENDICARE HEALTH FACILITY HOLDINGS, INC.

    Extendicare Homes, Inc.                                                     Day Break at Lakeside (Adult Day Care at
    -----------------------                                                         Lakeside)
                                                                                Heritage Court (f/k/a American Heritage
                                                                                    ACLF)
                                                                                Heritage Nursing and Rehabilitation Center
                                                                                Hospitality Nursing & Rehabilitation Center
                                                                                Lake View Assisted Living
                                                                                Lake View Estates
                                                                                Lakeside Nursing & Rehabilitation
                                                                                Meadow View Manor Nursing Home
                                                                                Menomonee Falls Health Care Center
                                                                                Morningside Health Center
                                                                                Morningside Terrace (ACLF)
                                                                                Oak Gardens
                                                                                Oakwood Villa
                                                                                Plymouth Manor Nursing & Rehabilitation
                                                                                    Center
                                                                                Sheboygan Progressive Care Center (f/k/a
                                                                                Heritage Nursing Center)
                                                                                Tamarack Place
                                                                                Weyauwega Health Care Center
                                                                                Willowcrest Care Center
                                                                                Willowfield Nursing & Rehabilitation Center

         Concordia Manor, LLC                                       FL          None

         Indiana Health and Rehabilitation Centers                  IN          Applewood Health & Rehabilitation Center
                                                                                Canterbury Gardens (f/k/a Arbors at Ft.
                                                                                    Wayne ACLF)
                                                                                Canterbury Nursing & Rehabilitation Center
                                                                                    (f/k/a Arbors at Ft. Wayne)
                                                                                Courtland Health & Rehabilitation Center
                                                                                Danville Regional Rehabilitation Center
                                                                                Elkhart Rehabilitation Center
                                                                                Emerald Gardens
                                                                                Hallmark Progressive Care Center
                                                                                Ironwood Health & Rehabilitation Center
                                                                                Meadow View Health & Rehabilitation
                                                                                    Center
                                                                                Medco Health & Rehabilitation Center
                                                                                Mount Vernon Nursing & Rehabilitation
                                                                                    Center
                                                                                North Park Nursing Center
                                                                                Parkview Nursing Center

                                                               STATE OF
                                                             INCORPORATION OR
ENTITY NAME                                                    ORGANIZATION                    DOING BUSINESS AS
-----------                                                    ------------                    -----------------

EXTENDICARE HEALTH FACILITY HOLDINGS, INC.
    Extendicare Homes, Inc.
    -----------------------

         Indiana Health and Rehabilitation Centers                              Todd-Dickey Nursing & Rehabilitation
                                                                                    Center
                                                                                Westpark Rehabilitation Center

         Fir Lane Terrace Convalescent Center, Inc.                 WA          Bremerton Health & Rehabilitation Center
                                                                                Crestwood Convalescent Center
                                                                                Fir Lane Health & Rehabilitation Center
                                                                                Forest Ridge Health & Rehabilitation Center
                                                                                Laurel Park Assisted Living
                                                                                Port Angeles Care Center

                  Kaufman Street WV, LLC                            WI          Arbors at Fairmont

                  New Castle Care, LLC                              DE          Arbors at New Castle Subacute &
                                                                                    Rehabilitation Center

                  First Coast Health and Rehabilitation             FL          None
                      Center, LLC

                  Jackson Heights Rehabilitation                    FL          None
                      Center, LLC

                  Treasure Isle Care Center, LLC                    FL          None

    Extendicare of Indiana, Inc.                                    DE          None
    ----------------------------

         Indiana Health and Rehabilitation Centers                  IN          Applewood Health & Rehabilitation Center
                                                                                Canterbury Gardens (f/k/a Arbors at Ft.
                                                                                    Wayne ACLF)
                                                                                Canterbury Nursing & Rehabilitation Center
                                                                                    (f/k/a Arbors at Ft. Wayne)
                                                                                Courtland Health & Rehabilitation Center
                                                                                Danville Regional Rehabilitation Center
                                                                                Elkhart Rehabilitation Center
                                                                                Emerald Gardens
                                                                                Hallmark Progressive Care Center
                                                                                Ironwood Health & Rehabilitation Center
                                                                                Meadow View Health & Rehabilitation
                                                                                    Center
                                                                                Medco Health & Rehabilitation Center
                                                                                Mount Vernon Nursing & Rehabilitation
                                                                                    Center
                                                                                North Park Nursing Center
                                                                                Parkview Nursing Center

                                                               STATE OF
                                                             INCORPORATION OR
ENTITY NAME                                                    ORGANIZATION                    DOING BUSINESS AS
-----------                                                    ------------                    -----------------

EXTENDICARE HEALTH FACILITY HOLDINGS, INC.
    Extendicare of Indiana, Inc.
    ----------------------------

         Indiana Health and Rehabilitation Centers                              Todd-Dickey Nursing & Rehabilitation
                                                                                    Center
                                                                                Westpark Rehabilitation Center

    Extendicare Health Facilities, Inc.                             WI          Country Springs (ACLF)
    -----------------------------------
                                                                                Edgewood Nursing Center
                                                                                Eldercrest Nursing Center
                                                                                Glenshire Woods
                                                                                Havencrest Nursing Center
                                                                                Meadowcrest Nursing Center
                                                                                Oak Hill Nursing & Rehabilitation Center
                                                                                The Heights
                                                                                Beloit Health & Rehabilitation Center
                                                                                Brook Gardens
                                                                                Mayville Nursing & Rehabilitation Center
                                                                                Mercy Residential & Rehabilitation Center
                                                                                Monroe Manor Nursing & Rehabilitation
                                                                                    Center
                                                                                Willowbrook Nursing & Rehabilitation
                                                                                    Center
                                                                                Willowdale Nursing & Rehabilitation Center
                                                                                Willowpark Residence
                                                                                The Willows Nursing & Rehabilitation
                                                                                    Center

         Alpine Health and Rehabilitation Center,                   FL          None
             LLC

         Colonial Care, LLC                                         FL          None

         Greenbrook Care, LLC                                       FL          None

         Heritage Care, LLC                                         FL          None

         Lady Lake Care, LLC                                        FL          None

         New Horizon Care, LLC                                      FL          None

         North Rehabilitation Care, LLC                             FL          None

         Northern Health Facilities, Inc.                           DE          Cedar Village Retirement Apartments
                                                                                Maison Aine
                                                                                Maple Wood Care Centre
                                                                                Mifflin Care Center

                                                               STATE OF
                                                             INCORPORATION OR
ENTITY NAME                                                    ORGANIZATION                    DOING BUSINESS AS
-----------                                                    ------------                    -----------------
EXTENDICARE HEALTH FACILITY HOLDINGS, INC.
    Extendicare Health Facilities, Inc.
    -----------------------------------

         Northern Health Facilities, Inc.                                       Rittman Nursing & Rehabilitation Center
                                                                                Beaver Valley Nursing & Rehabilitation
                                                                                    Center
                                                                                Broad Mountain Nursing & Rehabilitation
                                                                                    Center
                                                                                Dresher Hill Health & Rehabilitation Center
                                                                                Elkins Crest Health & Rehabilitation Center
                                                                                Langhorne Gardens Rehabilitation & Nursing
                                                                                    Center
                                                                                Mountain Laurel Nursing & Rehabilitation
                                                                                    Center
                                                                                Spruce Manor Nursing & Rehabilitation
                                                                                    Center
                                                                                Statesman Health & Rehabilitation Center
                                                                                Statesman Woods
                                                                                Tremont Health & Rehabilitation Center
                                                                                Valley Manor Nursing & Rehabilitation
                                                                                    Center

                  Arbors at Bayonet Point, LLC                      FL          None

                  Arbors at Fairlawn Care, LLC                      OH          Arbors at Fairlawn
                                                                                Gardens at Fairlawn (ACLF)

                  Arbors at Fairlawn Realty OH, LLC                 OH          None

                  Arbors at Sylvania Care, LLC                      OH          Arbors at Sylvania

                  Arbors at Sylvania Realty OH, LLC                 OH          None

                  Arbors at Tampa, LLC                              FL          None

                  Arbors West Care, LLC                             OH          Arbors West
                  Arbors West Realty OH, LLC                        OH          None

                  Blanchester Care, LLC                             OH          Blanchester Care Center

                  Canton Care, LLC                                  OH          Arbors at Canton Subacute & Rehabilitation
                                                                                    Center

                  Columbus Rehabilitation Care, LLC                 OH          Columbus Rehabilitation & Subacute Institute

                  Columbus Rehabilitation Realty OH,                OH          None
                      LLC

                                                               STATE OF
                                                             INCORPORATION OR
ENTITY NAME                                                    ORGANIZATION                    DOING BUSINESS AS
-----------                                                    ------------                    -----------------

EXTENDICARE HEALTH FACILITY HOLDINGS, INC.
------------------------------------------
    Extendicare Health Facilities, Inc.

         Northern Health Facilities, Inc.

                  Dayton Care, LLC                                  OH          Arbors at Dayton Nursing & Subacute Center
                                                                                Arbors at Dayton Residential Care Facility
                                                                                    (ACLF)

                  Delaware Care, LLC                                OH          Arbors at Delaware

                  Extendicare Great Trail, Inc.                     DE          None

                           Great Trail, LLC                         OH          Great Trail Care Center

                  Gallipolis Care, LLC                              OH          Arbors at Gallipolis

                  Hilliard Care, LLC                                OH          Arbors at Hilliard

                  Jacksonville Care, LLC                            FL          None

                  Kissimmee Care, LLC                               FL          None

                  London Care, LLC                                  OH          Arbors at London

                  Marietta Care, LLC                                OH          Arbors at Marietta
                                                                                Arbors at Marietta Residential Care Facility
                                                                                    (ACLF)

                  Orange Park Care, LLC                             FL          None

                  Oregon Care, LLC                                  OH          Arbors at Oregon

                  Port Charlotte Care, LLC                          FL          None

                  Rockmill Care, LLC                                OH          Rockmill Rehabilitation Center
                                                                                Rockmill Springs

                  Rocksprings Care, LLC                             OH          Rocksprings Rehabilitation Center

                  Safety Harbor Care, LLC                           FL          None

                  Sarasota Care, LLC                                FL          None

                  Seminole Care, LLC                                FL          None

                  Waterville Care, LLC                              OH          Arbors at Waterville

                                                               STATE OF
                                                             INCORPORATION OR
ENTITY NAME                                                    ORGANIZATION                    DOING BUSINESS AS
-----------                                                    ------------                    -----------------

EXTENDICARE HEALTH FACILITY HOLDINGS, INC.
    Extendicare Health Facilities, Inc.

         Northern Health Facilities, Inc.

                  Winter Haven Care, LLC                            FL          None

                  Woodsfield Care, LLC                              OH          Woodsfield Nursing & Rehabilitation Center

         The Oaks Residential and Rehabilitation                    FL          None
             Center, LLC

         Winter Haven Health and Rehabilitation                     FL          None
             Center, LLC

         Fiscal Services Group, LLC                                 DE          None
